Investor Presentation July/August 2012 Investor Contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com Exhibit 99.1

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Corporate Overview
Snapshot, as of June 30, 2012
People’s United Financial, Inc. NASDAQ (PBCT)
Headquarters: Bridgeport, CT
Chief Executive Officer: Jack Barnes
Chief Financial Officer: Kirk Walters
Market Capitalization (7/26/12): $4.0 billion
Assets: $28.2 billion
Loans: $20.6 billion
Deposits: $21.5 billion
Branches: 416
ATMs: 634
Standalone ATMs:* 83
Founded: 1842
*  Includes 25 ATMs in Stop & Shop locations where a branch is not present.

Compelling Investment Opportunity
High quality Northeast footprint characterized by wealth and population density
Leading market position in the best commercial banking market in the US
Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)
Initial presence established via de novo expansion and acquisitions
Dividend yield of 5+%
Ability to maintain pristine credit quality – no credit “events”
Improving profitability
High levels of liquidity
Capital deployment (organic growth, dividends, share repurchases, M&A) –
TCE/TA 11.5% vs. ~8.0% for peers

4 Branch Map

Strong Deposit Market Positions
Connecticut
Massachusetts Vermont
New York
New Hampshire Maine
#1 in Fairfield County, CT, 65 branches, $5.7BN, 17.8% market share
#2 in Essex County, MA, 21 branches, $1.9BN, 11.2% market share
#5 deposit market share in New England
Leading market position in the best commercial banking market in the US
Source: SNL Financial
Branches $BN %
1 B of A 158 24.1 24.3
2 Webster 124 11.4 11.5
3 People's United 166 10.1 10.2
4 Wells Fargo 75 8.0 8.1
5 TD Bank 81 5.5 5.5
6 First Niagara 82 4.9 5.0
7 JPM Chase 55 4.0 4.1
8 Citi 20 2.8 2.9
9 Liberty 45 2.7 2.7
10 RBS 50 2.4 2.5
Branches $BN %
1 B of A 269 52.5 22.8
2 RBS 254 28.4 12.3
3 Santander 228 15.4 6.7
4 TD Bank 158 9.7 4.2
5 Eastern Bank 94 6.2 2.7
6 Independent Bank 78 4.1 1.8
7 People's United 58 3.5 1.5
8 Middlesex 31 3.4 1.5
9 Boston Private 12 2.7 1.2
10 Salem Five 30 2.2 1.0
Branches $BN %
1 People's United 45 2.4 22.4
2 TD Bank 37 2.3 21.5
3 Merchants 33 1.1 10.1
4 RBS 21 0.7 6.9
5 KeyCorp 13 0.7 6.5
6 Northfield 13 0.5 4.7
7 Community 14 0.4 3.9
8 Union 13 0.4 3.4
9 Passumpsic 7 0.3 3.0
10 Berkshire Hills 7 0.3 3.0
Branches $BN %
1 JPM Chase 850 351.2 35.7
2 B of A 369 65.7 6.7
3 Citi 261 64.6 6.6
4 HSBC 174 53.0 5.4
5 Capital One 287 35.9 3.7
6 M&T 269 24.1 2.4
7 TD Bank 213 20.4 2.1
8 Wells Fargo 86 19.2 2.0
9 KeyCorp. 270 18.3 1.9
10 First Niagara 229 17.1 1.7
37 People's United 96 2.6 0.3
Branches $BN %
1 RBS 81 6.8 27.8
2 TD Bank 73 5.2 21.1
3 B of A 31 2.2 9.0
4 People's United 32 1.3 5.3
5 Merrimack 18 1.0 3.9
6 LSB Financial 23 0.9 3.6
7 Santander 20 0.8 3.4
8 NH Thrift 19 0.6 2.6
9 Northway 17 0.6 2.4
10 Centrix 6 0.6 2.4
Branches $BN %
1 TD Bank 56 12.5 40.6
2 KeyCorp 61 2.5 8.0
3 Camden National 51 1.9 6.2
4 Bangor Bancorp 58 1.8 6.0
5 B of A 20 1.3 4.2
6 First Bancorp 15 1.0 3.4
7 Machias 14 0.8 2.6
8 Bar Harbor 16 0.8 2.5
9 People's United 30 0.8 2.5
10 Norway 20 0.7 2.3

Large and Attractive Markets
NYC-Northern NJ-LI Population: 19.0MM
Median HH Income: $60,595
Businesses: 749,000
Population Density (#/sq miles): 2,058
Unemployment Rate (%): 9.3
$100K+ Households (%): 30.2
Boston, MA Population: 4.6MM
Median HH Income: $67,887
Businesses: 186,000
Population Density (#/sq miles): 1,013
Unemployment Rate (%): 6.6
$100K+ Households (%): 33.2
Hartford, CT Population: 1.2MM
Median HH Income: $64,098
Businesses: 50,000
Population Density (#/sq miles): 755
Unemployment Rate (%): 8.1
$100K+ Households (%): 30.0
Bridgeport-Stamford, CT Population: 919,000
Median HH Income: $80,531
Businesses: 45,000
Population Density (#/sq miles): 1,097
Unemployment Rate (%): 7.7
$100K+ Households (%): 41.5
New Haven, CT Population: 862,000
Median HH Income: $58,775
Businesses: 34,000
Population Density (#/sq miles): 1,000
Unemployment Rate (%): 8.4
$100K+ Households (%): 27.0
Burlington, VT Population: 212,000
Median HH Income: $56,090
Businesses: 10,000
Population Density (#/sq miles): 141
Unemployment Rate (%): 4.3
$100K+ Households (%): 21.3
Notes: The current national unemployment rate is 8.3%
The current national population density is 88 (#/sq miles)
The population densities of NYC, Boston, Bridgeport and New Haven MSAs are over ten times the national average

Strong Market Demographic Profile
Source: SNL Financial
2011 Weighted Average Median Household Income
$60,603
$53,648
$50,227
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
PBCT Peer Median US

Total Deposits ($MM) 5,652 3,233 2,500 1,881 1,750 1,102
Market Total Deposits ($MM) 31,462 111,867 540,666 24,700 16,841 3,934
Branch Count 65 57 91 45 34 15
18.0
2.9
7.6
10.4
28.0
0.5
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Bridgeport-
Stamford, CT
Boston, MA NYC-Northern
NJ-LI
Hartford, CT New Haven, CT Burlington, VT
Deposit Market Share by MSA (%) *
We hold significant market share in several key northeast MSAs and are building our presence in areas with substantial growth potential, such as the Boston and New York City MSAs
Source: SNL Financial
* Excludes deposits from trust institutions and branches with over $750MM deposits
** Excludes five of the acquired Citizens branches located outside the NYC MSA
**
**
Large New Markets

Unique opportunity based on People’s United’s excellent in-store branch banking track record, longstanding relationship with Stop & Shop and strong traditional branch network in the market
– In each of the past 14 years, People’s United has ranked as the #1 in-store branch operator in the US
*
– Exclusive provider of banking services to Stop & Shop on Long Island, Southern New York and
Connecticut; 140 in-store branches
Strong traditional branch network is crucial for successful in-store branch banking
– 37 traditional branches on Long Island and Westchester County
– Our traditional branches offer the full suite of services
– Provides a lift to traffic in both in-store and traditional branches
– Opportunity to bring average acquired in-store deposit balances up from $4MM to our average in-store deposit balances of $29MM
Adds additional source of core deposit funding
– Expected core deposit growth within acquired in-store branches and surrounding traditional branches will help fund continued New York metro loan growth
Acquisition of Select Citizens Bank Branches
Transaction Rationale
* Source: SNL Financial. As measured by average deposits per in-store branch among active banks with at least $500MM of in-store deposits
Transaction deepens People’s United’s presence on Long Island and in Westchester County

People’s United Bank branches (includes 39 traditional branches in NY)
Recently acquired, in-store branches (53)
Source: SNL Financial
Suffolk
Putnam
Dutchess
Ulster
Orange
Rockland
Westchester
Kings
Queens
Richmond
Nassau
Bronx
New York
Recently acquired, traditional branches (4)
Expanding Long Island, NY and Hudson Valley Footprint
Branch Map

On average, in-store locations are open 37% more hours per week than traditional branches (56 hours vs. 41 hours) but are 30% less expensive to operate
Employees at in-store locations are extensively trained and certified to sell and support all the Bank’s products and services
Mortgages, Home Equity Loans, Business Loans and Investments
In 2011, CT in-store branches accounted for a significant portion of the new branch business booked in the market
In-store Versus Traditional Branch Business
56%
52%
45%
31%
30%
28% 28%
44%
48%
55%
69%
70%
72% 72%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Consumer
Checking Accounts
Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity
Loans
Mortgage Loans Business Banking
Loans
Investment Sales
In-store Branches Traditional  Branches
In-store Versus Traditional Branches
Connecticut

Deposits Acquired
Source: Company financials; financial data as of 12/31/2011
Cost of Deposits: 0.59%
Total Deposits: $324MM
Acquisition of Select Citizens Bank Branches
Attractive Deposit Base
Demand
$52
16%
NOW
$71
22%
Savings
$78
25%
Money
Market
$70
21%
CD
$53
16%

13 2Q12 Total Loan Portfolio $20.6 BN Loans by Business Line CRE $6.6 31% C&I $4.8 22% Residential Mortgage $3.8 19% Home Equity & Other $2.2 11% PCLC $1.4 7% PUEFC $0.7 4% Business Banking $1.1 6%

Loans by Geography
Notes:  Reporting is based on the collateral property address for the following: SNE Residential Mortgage,
Consumer Home equity, Consumer Other and CRE. Reporting is based on borrower address for the following: C&I, Residential construction and NNE loans.
2Q12 Total Loan Portfolio
$20.6 BN Excluding
equipment
finance loans,
~95% of our
2Q12 loan
portfolio is within
the Northeast
Connecticut
$6.5
32%
Massachusetts
$3.8
18%
New York
$2.6
12%
Vermont
$1.8
9%
Maryland
$0.1
1%
Maine
$0.9
4%
Pennsylvania
$0.2
1%
Other
$2.9
14%
New Jersey
$0.5
2%
New Hampshire
$1.3
7%

Continue to expand presence in the New York metro area
Completed the acquisition of 57 Citizens branches
Converted systems and rebranded all acquired Citizens branches over the weekend of June 22
nd
New York metro footprint now includes approximately 100 branches
Added seasoned in-market lending professionals over the last year and a half
• Five C&I lenders and two ABL professionals
Hired three senior lenders to lead our New York metro commercial real estate lending efforts
Increased fee income generation particularly in cash management and brokerage services
Repurchased 4.5 million shares, or $53.7 million, at a weighted average price of $11.93 per share
Recent Initiatives
Second Quarter 2012

Revenue Opportunities
Large new markets – NYC and Boston MSAs
Under-represented asset classes ramping up
Asset-based lending: focused on in-footprint companies with sales of $15MM-$250MM; credit needs range from $5MM-$25MM; $600BN market, 70% of which is located in the Northeast
Mortgage Warehouse lending: ~$700MM in commitments, and $447MM in outstandings
Multifamily: hiring talent in the New York metro area, which is a $30BN annual market with a population of 18.9MM, 6.9MM housing units, and 3.4MM rental units
Private Banking: hired senior executive from mega-cap bank with ~20 years managing private banking in the Northeast with initial focus on CT, metro New York and metro Boston
Enhancing wealth management offering
Proprietary asset allocation and risk management strategies are implemented with a suite of external managers who represent our "best in class" recommendations
• Proprietary asset allocation allows us to “rent” intellectual capital – no customer funds leave the bank
Hired executive from PNC as Senior Vice President and Chief Investment Officer
Increasing momentum in fee income penetration
Commercial insurance: revamped systems and combined all agencies into a single entity; focused on our deep commercial customer base as well as the education sector
Hired executive from TD to lead cash management business unit
Growing merchant and payroll services

Expense Opportunities
Estimated Cost Savings Analysis
Our Q2 2012 operating expense base of $202mm reflects $32MM ($128MM annualized) savings from successfully-executed expense initiatives
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Target acquisition costs fall away as the acquisitions are completed.
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter.
200
210
220
230
240
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Pro Forma / Actual Without Expense Initiatives
$32MM
Cost
Savings
Operating Noninterest Expense ($MM)

Expense Opportunities
Estimated Cost Savings Analysis
Source: SNL Financial
Note: “Pro Forma / Actual” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions.
Target acquisition costs fall away as the acquisitions are completed.
“Without Expense Initiatives” represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter.
The $32MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives, such as freezing the defined benefit pension plan

Non-Operating
Operating
Total
208.6 205.7
0.6
205.6
0.7
1.5
(5.0)
(0.7)
202.1
3.0
3.6
1Q 2012 Non-Operating Citizens
Operating
Professional &
Outside Svc
Comp &
Benefits
Other 2Q 2012
Non-Interest Expense
Linked Quarter Change
(in $ millions)

20 Efficiency Ratio Last Five Quarters 64.9% 62.0% 61.8% 63.2% 61.5% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

EMOC has been fully operational since November 2011
Three person committee comprised of the CFO, Chief Administrative Officer and Chief HR Officer
EMOC oversees PBCT’s noninterest expense management, implements strategies to ensure attainment of expense management targets and oversees revenue initiatives that require expenditures
Provides a horizontal view of the organization
Expense Management Units (EMUs) established to facilitate EMOC functions
Defined EMUs include:
• Technology
• Operations
• Real Estate Services
Spending requests above $25,000 are submitted by EMU owners for approval
Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Introduction to EMOC
Expense Management Oversight Committee (EMOC)
• Employment/Benefits
• Marketing
• Regulatory/Institutional
• Depreciation/Equipment
• Decentralized
• Intangible Amortization

Acquired Citizens branches will add approximately $7.8MM of non-interest expenses on a quarterly basis
In addition to the initiatives below, we are taking a longer-term view of cost planning, which will help us reduce the pro forma cost base
Recent Initiatives
Cost Reduction
Initiatives Status
Benchmarking business unit performance Benchmarking initiatives complete
Right-sized our employee base following acquisitions FTE reduced by 276, even after staffing for revenue initiatives
Consolidating 15 branches Consolidated 14 branches, completed sale of 1 branch
Actively marketing unused facilities 20 properties identified (14 owned, 6 leased); 50% of cost savings anticipated from 3 locations
Identify IT related savings $2 million of annual IT contractor and other consultant savings will be realized in 2012
Lower than anticipated rent and depreciation expense Estimated $900,000 positive impact in 2012
Savings in check processing charges and courier fees Estimated $900,000 positive impact in 2012
Savings in core processing costs Estimated $2.3 million positive impact in 2012
Purchasing initiatives and legal fee savings Estimated $500,000 positive impact in 2012
Other initiatives Identified approximately $9 million of other annual savings throughout the franchise

Net Interest Margin - Decrease from 1Q 2012
4.01%
3.95%
3.97%
(0.02%) (0.04%)
(0.08%)
0.08%
(0.03%)
0.05%
1Q 2012
Margin
Lower Loan
Yields
Lower
Funding
Rates / Mix
Higher
Securities
Balances
2Q 2012
Margin Before
Transactional
Items
Cost Recovery
Income
FV Amort-
Acquired CDs
Securities
Purchases
(Citizens)
2Q 2012
Margin

24 Net Interest Margin 4.09 4.11 4.07 4.01 3.89 4.13 4.11 4.16 4.01 3.97 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 Margin- Operating Margin- Reported

Acquired Loan Portfolio
Actual Credit Experience vs. Expectations
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
The following reclassifications from non-accretable difference to accretable yield during the period reflect better than anticipated credit performance: Butler: $6.5MM, Smithtown: $2.4MM
As of 6/30/2012
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition
Accretable
Yield
Non-Accretable
Difference
FinFed (2/18/10) $210.2 $12.8 $7.9 $36.5 22% $11.4
Butler (4/16/10) 68.2 27.1 16.4 11.4 144% 5.2
RiverBank (11/30/10) 319.7 105.9 11.1 25.3 44% 3.9
Smithtown (11/30/10) 954.2 461.5 127.6 111.5 114% 115.8
Danvers (7/1/11) 1, 464.3 542.4 28.0 51.9 54% 8.1
Total $3,016.6 $1,149.7 $191.0 $236.6
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown,
$1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
c
c

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Note:
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
2Q12 Total Accretion (All interest income on acquired loans) 56           Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 11.7
1Q12 Acquired Loan Portfolio Carrying Amount 3,377      2Q12 Effective Tax Rate 32%
2Q12 Acquired Loan Portfolio Carrying Amount 3,017
2Q12 Average Acquired Loan Portfolio 3,197      2Q12 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 7.9
Effective Yield on Acquired Loan Portfolio 6.97% 2Q12 Weighted Average Shares Outstanding 340.7
Weighted Average Coupon on Acquired Loan Portfolio
1
5.51%
2Q12 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.46%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 11.7
2Q12 Average Earning Assets 24,040
Add: Average unamortized loan discount
2
106
Adjusted 2Q12 Average Earning Assets 24,146
Impact on Overall Net Interest Margin (bps) 19
Operating Net Interest Margin 3.89%
Adjusted Net Interest Margin 3.70%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
1.
Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 5.20%.
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio.

Loans
Linked Quarter Change
(in $ millions)
Annualized linked QTD change
12.7% 7.7% -42.7%
Annualized linked QTD change- Originated
11.2%
Annualized Linked QTD change- Total
2.3%
20,606
20,489
103
(360)
374
Mar 31, 2012 Commercial
Banking
Retail Acquired Jun 30, 2012

Deposits by Business Line
Linked Quarter Change
(in $ millions)
*
Total 21,268    21,458
Retail *
Commercial
15,959
16,105
5,353
5,309
146
44
Mar 31, 2012 Retail Commercial Jun 30, 2012
Annualized linked QTD change
3.7% 3.3%
Annualized Linked QTD change- Total 3.6%
Retail includes Wealth Management deposits of $72MM at 3/2012 and $69MM at 6/2012

72.4
75.7
(0.2)
(1.2)
(0.8)
1.0
1.6
2.2
0.7
Non-Interest Income
Linked Quarter Change
(in $ millions)
1Q 2012 Insurance Gain on
Loan Sales -
Residential
Bank
Service
Charges
Loan
Prepayment
Fees
Operating
Lease
Income
Gain on
Loan Sales -
Acquired
Other 2Q 2012

Asset Quality
NPAs / Loans & REO* (%)
Notes: * Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement.
2Q 2012 not displayed because only 10 of 20 peers reporting for this metric as of 7/27/12.
Source: SNL Financial and Company filings
Non-performers remain below peers
1.67
2.09
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
PBCT Peers

Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings
Charge-offs have been consistently low
0.26
0.44
0.00
0.25
0.50
0.75
1.00
1.25
1.50
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
PBCT Peers

32 0.10% 0.10% 0.29% 0.40% 0.28% 0.24% 0.0% 0.5% 1.0% 1.5% 2.0% 2007 2008 2009 2010 2011 1H12 Historical Charge-off Experience 2007 – 2012

Return on Assets
Operating ROAA (%)
Return on assets has continued to improve relative to peers, supported by organic loan and deposit growth and the integration of recent acquisitions
0.97
0.88
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
PBCT Peers

8.9
12.3
12.4
0
3
6
9
12
15
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
PBCT Peers PBCT - Normalized Equity
High levels of equity produce below industry ROATE.  Normalizing our equity base shows that the core bank is performing in-line with peers.  As we continue to efficiently deploy capital actual ROATE will improve further
Return on Tangible Equity
1
Operating ROATE (%)
Notes:
1. PBCT – Normalized Equity shows Operating ROATE pro forma for normalized Tangible
Common Equity of 8.0%, in line with peers (see Appendix) and excludes the income related to cash & securities above the normalized 8.0% TCE/TA  level
2. 2Q 2012 peer median based on data from 15 of 20 peers

35 Operating Dividend Payout Ratio Last Five Quarters 95% 85% 93% 91% 82% 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

Substantial Progress in the Midst of a Financial Crisis
Total Shareholder Return - Past 5 Years
Source: SNL Financial
PBCT SNL Mid Cap U.S. Bank & Thrift S&P 500
Jul-07
Jul-08
Jul-09 Jul-10 Jul-11 Jul-12
April 2007 we raised $3.4BN in our second step conversion
Our conservative credit culture and funding structure coupled with industry leading capital levels provided significant strength throughout the crisis
(21.3)
(58.4)
(0.9)
(80.0)
(60.0)
(40.0)
(20.0)
0.0
20.0
40.0

Substantial Progress in the Midst of a Financial Crisis
Key Operating Performance Metrics - Past 5 Years
We maintained a conservative stance throughout the financial crisis as we focused on protecting our capital while building long-term franchise value
More recently, our margin remains well above peers as we thoughtfully deployed capital in acquisitions and deepened our presence in the Boston and New York metro areas
Under new management we have made considerable progress on our efficiency ratio
Our exceptional credit quality throughout the financial crisis has allowed us to manage our business with a long-term view
Efficiency Ratio (%) NIM (%)
Net Charge-offs/Avg. Loans (%)
0.26
0.44
0.0
0.5
1.0
1.5
2.0
2Q07 2Q08 2Q09 2Q10 2Q11 2Q12
PBCT Peers
61.5
61.6
50
60
70
80
2Q07 2Q08 2Q09 2Q10 2Q11 2Q12
PBCT Peers
3.97
3.52
2.50
3.00
3.50
4.00
4.50
2Q07 2Q08 2Q09 2Q10 2Q11 2Q12
PBCT Peers

Substantial Progress in the Midst of a Financial Crisis
Growing Loans, Deposits and Returning Capital to Shareholders
Growth has far outstripped peers on the key metrics of loans per share and deposits per share
This has occurred while we have returned $2.0BN to shareholders
during this period.   Returns of capital were in the form of both
dividends ($1.1BN) and share repurchases ($0.9BN) which represents nearly 50% of our current market capitalization
Line Item PBCT
Peer
Median
PBCT Vs.
Peers
5-Year Loans Per Share CAGR 14.6% -1.0% +15.6%
5-Year Deposits Per Share CAGR 15.9% 0.6% +15.3%
Notes: 5-Year CAGR figures based on 2Q 2007 and 2Q 2012 data

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
$60.49
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q2 2010Q4 2011Q2 2011 Q4 2012 Q2
$40
$45
$50
$55
$60
$65
Gross Loans ($BN) Loans per Share
$62.99
$14
$15
$16
$17
$18
$19
$20
$21
$22
2010Q2 2010Q4 2011Q2 2011Q4 2012 Q2
$40
$45
$50
$55
$60
$65
Deposits ($BN) Deposits per share

Strong Sources of Liquidity
PBCT maintains high levels of liquidity and is 96% funded by deposits, retail repurchase agreements and common equity
Strong branch franchise and commercial customer base fully funds loan base without use of wholesale or brokered borrowings
Citizens transaction adds $324MM in deposits and provides a significant long-term opportunity to grow customer relationships in southern New
York, specifically on Long Island and in Westchester County
Additional liquidity of $2.2BN exists in the form of unpledged securities
Federal Home Loan Bank (FHLB) relationship enables up to $3.3BN of additional borrowings
Because of strong capital and funding base we have not accessed debt markets – strong credit ratings imply we have ready access to funding at the holding company and the bank if desired

2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
People’s United Financial
Tang. Com. Equity/Tang. Assets 13.9% 12.5% 12.0% 11.7% 11.5%
Leverage Ratio
1, 5
14.3% 12.7% 12.5% 12.2% 11.9%
Tier 1 Common 17.0% 15.0% 14.3% 13.9% 13.6%
Tier 1 Risk-Based Capital
3, 5
17.6% 15.2% 14.8% 14.5% 14.1%
Total Risk-Based Capital
4, 5
19.1% 16.7% 16.2% 16.0% 15.6%
People’s United Bank
Leverage Ratio
1, 5
11.6% 11.8% 11.1% 11.0% 11.0%
Tier 1 Risk-Based Capital
3, 5
14.2% 14.1% 13.1% 13.1% 13.1%
Total Risk-Based Capital
4,5
15.0% 14.9% 14.0% 14.1% 14.0%
Capital Ratios
Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2.
Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5.
Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
2

Summary
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Improving profitability
Returning capital to shareholders
Strong capital base as evidenced by robust Tangible Common Equity and
Tier 1 Common ratios
Sustainable Competitive Advantage
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)

Appendix

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
1.57%
1.28%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.42%
0.37%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $155.5 million
82% of Commercial NPLs
Retail ALLL - $20.0 million
26% of Retail NPLs
Total ALLL - $175.5 million
66% of Total NPLs
1.52%
1.00%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

We do not expect short-term interest rates to rise any time soon
Given short-term interest rates are very low and are expected to remain low for the near term, we have added additional securities
For 1Q 2012 we were more than twice as asset sensitive as the estimated median of our peer group, depending on the scenario
For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$59MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 3/31/12 filings
2. Data as of 3/31/12 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 3/31/12 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-4.3% 5.8% 2.4% 2.6x
Shock Up
200bps ³
-7.4% 11.7% 4.2% 3.3x

Name Position
Years in
Banking
Professional
Experience
Jack Barnes President & CEO, Director 30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Kirk Walters SEVP & CFO, Director 25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Jeff Tengel SEVP Commercial Banking 30+ People’s United Bank, PNC, National City
Bob D’Amore SEVP Retail & Business Banking 30+ People’s United Bank
Louise Sandberg SEVP Wealth Management 30+ People’s United Bank, Chittenden
Lee Powlus SEVP & Chief Administrative Officer 25+ People’s United Bank, Chittenden, Alltel
Chantal Simon SEVP & Chief Risk Officer 20+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Dave Norton SEVP & Chief HR Officer 2+
People’s United Bank, New York Times,
Starwood, PepsiCo
Bob Trautmann SEVP & General Counsel 20+ People’s United Bank, Tyler Cooper & Alcorn
Management Committee

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United
Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangibles, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans, and non-recurring income) (the denominator). People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.
Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-
recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses, charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio.  Operating earnings per share is calculated by dividing operating earnings by the weighted average number of dilutive common shares outstanding for the respective period. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
Operating net interest margin excludes from the net interest margin those items that management considers to be of such a discrete nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments. Operating net interest margin is calculated by dividing operating net interest income (annualized) by average earning assets.
Non-GAAP Financial Measures and Reconciliation to GAAP

Non-GAAP Financial Measures and Reconciliation to GAAP
The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangibles) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangibles) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP")  common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United
Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com